Exhibit 99.1


                Residential Funding Mortgage Securities II, Inc.
               Home Equity Loan Backed Term Notes, Series 2000-HS1


                                    GMAC RFC


                                 RFMSII 2000-HS1
                      [$ 138,370,000] 1 Mo LIBOR Term Notes
                  Variable Funding Notes - Not Discussed Herein





                   Residential Funding Securities Corporation
                                 as underwriter










This information was prepared for informational purposes only. It is not an offer to buy or sell any MBS/ABS instrument. In the event of such offering, this information is deemed superseded & amended entirely by a Prospectus or Prospectus Supplement. It is not an official confirmation of terms and is based on information generally available to the public from sources believed to be reliable. No representation is made of accuracy or completeness or that any returns indicated will be achieved. Any changes to assumptions may have a material impact on returns. Past performance is not indicative of future results. The related security may only be transferred in accordance with U.S. or other relevant securities laws and according to the terms of such security. -- Residential Funding Corporation and affiliates, Residential Funding Securities Corporation and RFSC International Limited.

                Residential Funding Mortgage Securities II, Inc.
               Home Equity Loan Backed Term Notes, Series 2000-HS1


Title of Securities:        Home Equity Loan Backed Term Notes, Series 2000-HS1

                      The Term Notes are being issued concurrently with Variable Funding Notes having an initial balance of $0.00. Although the Variable Funding Notes are not discussed herein, payments on those Notes will be supported by borrowers' payments, as described below.

Company:              Residential Funding Mortgage Securities II, Inc.

Master Servicer:             Residential Funding Corporation

Servicing Fee: 50 bps Primary Servicing per annum + 8 bps Master Servicing per annum

Trustee:                     Chase Manhattan Bank, N.A.

Pricing Date:         [September 8, 2000]

Settlement Date:             [September 26, 2000]

Mortgage Loans:       $136,995,402 of Adjustable Rate Revolving Credit Loans

Term Note Ratings:           S&P            Fitch
                             ---            -----
                             AAA            AAA

Note Insurer:         AMBAC Assurance Corporation.

Collateral:  Adjustable  Rate,  Primarily  Second Lien Revolving Credit Mortgage
     Loans

Approximate Size:     [$138,370,000]

Cut-off Date                 September 1, 2000

Avg. Life to Call            [3.12 years]

Note Rate LIBOR + [ DM ], subject to a Net Rate Cap described below and a maximum of [17.25]%

Price                        PAR
Preliminary Spread Talk             [23-24 DM]
Yield to Maturity (CBE)             [6.95%]
Day Count                    Act/360
Expected Maturity            [December 20, 2015]
(at pricing speed)
Projected Call Date          [October 20, 2008]
Stated Maturity
Dated Date                   [September 26, 2000]

Initial Yield Tables:        Included with this memo

Pricing Speed:               35 CPR
Draw Rate:                   15 CDR




This information was prepared for informational purposes only. It is not an offer to buy or sell any MBS/ABS instrument. In the event of such offering, this information is deemed superseded & amended entirely by a Prospectus or Prospectus Supplement. It is not an official confirmation of terms and is based on information generally available to the public from sources believed to be reliable. No representation is made of accuracy or completeness or that any returns indicated will be achieved. Any changes to assumptions may have a material impact on returns. Past performance is not indicative of future results. The related security may only be transferred in accordance with U.S. or other relevant securities laws and according to the terms of such security. -- Residential Funding Corporation and affiliates, Residential Funding Securities Corporation and RFSC International Limited.

Net Rate Cap: A rate equal to the weighted average net coupon rate (i.e. the weighted average coupon rate less [0.70%]) for the revolving credit loans for such Payment Date. Any shortfall between LIBOR + [ DM ] and the Net Rate Cap or maximum rate described above (whichever is less) will accrue interest at the applicable Note rate and will be paid on future payment dates. Basis risk shortfalls on the Term Notes will not be covered by the AMBAC Policy and may remain unpaid on the final payment date.



Payment Date: The 20th day of each month or, if such day is not a business day, the next succeeding business day, beginning on October 20, 2000.

Payment Delay:        0 days (interest)

Interest Accrual Period: With respect to the first distribution date, the actual number of days from the Settlement Date to one day preceding the first payment date and with respect to all other payment dates, the actual number of days from the preceding month's payment date to one day preceding such payment date.

Optional Termination: At its option, on any date when the aggregate principal balance of the loans in the Loan Pool is less than 10% of the original principal balance of the loans in the Loan Pool, the Master Servicer will have the right to purchase all the remaining mortgage loans from the Loan Pool and thereby effect early retirement of the Notes.

Prospectus:           The Term Notes are being offered  pursuant to a Prospectus which  includes a  Prospectus  Supplement  (together,  the
                      "Prospectus").  Complete  information  with respect to the
                      Notes and the  Collateral is contained in the  Prospectus.
                      The   foregoing  is  qualified  in  its  entirety  by  the
                      information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Term Notes may not be consummated unless the purchaser has received the Prospectus.

ERISA Consideration: The Term Notes are expected to be ERISA eligible. However, investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of the Plan's acquisition and ownership of Term Notes.

SMMEA Consideration: The Notes will NOT be SMMEA eligible.

Taxation: For Federal income tax purposes, the Term Notes will be characterized as indebtedness of the issuer.






This information was prepared for informational purposes only. It is not an offer to buy or sell any MBS/ABS instrument. In the event of such offering, this information is deemed superseded & amended entirely by a Prospectus or Prospectus Supplement. It is not an official confirmation of terms and is based on information generally available to the public from sources believed to be reliable. No representation is made of accuracy or completeness or that any returns indicated will be achieved. Any changes to assumptions may have a material impact on returns. Past performance is not indicative of future results. The related security may only be transferred in accordance with U.S. or other relevant securities laws and according to the terms of such security. -- Residential Funding Corporation and affiliates, Residential Funding Securities Corporation and RFSC International Limited.

                          CASH FLOWS/CREDIT ENHANCEMENT


I. Payment of Note Interest and Principal: The distribution amount on the pool will be paid in the following sequence:

1.      Servicing fees at 58 bps (including primary and master servicing)

2. Interest on the Term Notes and Variable Funding Notes (together, the "Notes"), other than Basis Risk Shortfalls on the Notes that would be carried over and paid in #9 below

3. Principal Collections payable pro-rata to the Notes ("Principal Collection Distribution Amount")

4.      Realized Losses ("Liquidation Loss Distribution Amount")
5.      Insurance Policy Premium
6.      Reimbursement of prior draws on insurance policy

7. Starting with the payment date in November 2000, pay as additional principal pro-rata to the Notes an amount necessary to bring the amount of collateralization up to the required overcollateralization amount ("Reserve Increase Amount")

8.      Other amounts owed to Credit Enhancer

9. Pay Term Notes and Variable Funding Notes, pro rata, any previously unpaid Basis Risk Shortfall, with interest thereon

10.     Any excess cash flows paid to Certificate holders (not offered)

II.     Allocation of
    Principal Collections:

1. From September 26, 2000 until the Payment Date in October, 2005 ("Revolving Period") or until an "Amortization Event" occurs, principal collections, net of draws, will be allocated pro-rata among the Notes. If draws on the revolving credit Mortgage Loans exceed principal collections, the Notes will receive no principal payments. The net draw amount will be added to the balance of the Variable Funding Notes.

2. After the Revolving Period, all principal collections will be allocated pro-rata to the Notes. All draws will be added to the balance of the Variable Funding Notes.

Credit Enhancement:   1.    Excess Spread
                      2.  Overcollateralization
                      3.      The Ambac Assurance Corporation ("AMBAC")




This information was prepared for informational purposes only. It is not an offer to buy or sell any MBS/ABS instrument. In the event of such offering, this information is deemed superseded & amended entirely by a Prospectus or Prospectus Supplement. It is not an official confirmation of terms and is based on information generally available to the public from sources believed to be reliable. No representation is made of accuracy or completeness or that any returns indicated will be achieved. Any changes to assumptions may have a material impact on returns. Past performance is not indicative of future results. The related security may only be transferred in accordance with U.S. or other relevant securities laws and according to the terms of such security. -- Residential Funding Corporation and affiliates, Residential Funding Securities Corporation and RFSC International Limited.

        Excess Spread

               The interest due on the Mortgage Loans is generally expected to be higher than the interest due on the Notes and other fees and expenses of the Trust, resulting in excess interest collections ("Excess Spread"), which will be available to fund distributions on the Notes, commencing with the Payment Date in November 2000. Such amount can vary over time based on the prepayment and default experience of the Home Loans. On each Payment Date, other than the first Payment Date, any Excess Spread from the related collection period will be available to cover losses and eliminate undercollateralization or build overcollateralization on such Payment Date.

        Overcollateralization

               As of the Closing Date, the aggregate Security Balance of the Notes will exceed the Cut-off Date Balance of the Mortgage Loans by approximately $[1,374,598] (approximately [0.99]% of the Cut-off Date Balance), representing an initial undercollateralization of the Notes related to the Mortgage Loans. On each Payment Date, commencing with the November 2000 payment date, the Reserve Increase Amount (available excess interest) will be used first, to eliminate this initial undercollateralization by reducing the aggregate Security Balance of the Notes to an amount equal to the Pool Balance as of the end of the related Collection Period, and then to increase the overcollateralization until such amount is equal to the Reserve Amount Target.

               Prior to the stepdown date, the Reserve Amount Target is expected to be 1.75% of the Cut-off Date Balance. On or after the stepdown date, the Reserve Amount Target is expected to equal the greater of (a) 1.75% of the Cut-off Date Balance and (b) 3.50% of the then outstanding aggregate unpaid principal balance of the Mortgage Loans, plus 50% of the outstanding principal balance of all revolving credit loans 90 or more days delinquent as of such Payment Date, subject to certain delinquency and loss triggers and subject to a floor of 0.50% of the Cut-off Date Balance.

        Policy

               The AMBAC policy will unconditionally and irrevocably  guarantee:
               (a) current period interest on the Notes at the applicable note rate, (b) the amount of any losses not covered by excess spread or overcollateralization, and (c) the payment of principal on the Notes by no later than their respective final scheduled maturity date. The policy will not cover basis risk shortfalls on the Notes; however, any basis risk shortfalls remaining unpaid from prior periods on the Term Notes and Variable Funding Notes will be paid, with interest thereon, from any future excess interest, to the extent available. The policy is not revocable for any reason.















This information was prepared for informational purposes only. It is not an offer to buy or sell any MBS/ABS instrument. In the event of such offering, this information is deemed superseded & amended entirely by a Prospectus or Prospectus Supplement. It is not an official confirmation of terms and is based on information generally available to the public from sources believed to be reliable. No representation is made of accuracy or completeness or that any returns indicated will be achieved. Any changes to assumptions may have a material impact on returns. Past performance is not indicative of future results. The related security may only be transferred in accordance with U.S. or other relevant securities laws and according to the terms of such security. -- Residential Funding Corporation and affiliates, Residential Funding Securities Corporation and RFSC International Limited.

                Residential Funding Mortgage Securities II, Inc
              Home Equity Loan Backed Term Notes, Series 2000-HS1



                                   GMAC / RFC
                         RESIDENTIAL FUNDING CORPORATION





The following collateral description is based on a preliminary pool. The collateral / rep lines that were modeled for the yield tables are reasonable approximations of the final pool, based on the preliminary pool. The final pool will be available in September 2000. All information reported here is subject to a 10% + / - variance on the final collateral pool.







This information was prepared for informational purposes only. It is not an offer to buy or sell any MBS/ABS instrument. In the event of such offering, this information is deemed superseded & amended entirely by a Prospectus or Prospectus Supplement. It is not an official confirmation of terms and is based on information generally available to the public from sources believed to be reliable. No representation is made of accuracy or completeness or that any returns indicated will be achieved. Any changes to assumptions may have a material impact on returns. Past performance is not indicative of future results. The related security may only be transferred in accordance with U.S. or other relevant securities laws and according to the terms of such security. -- Residential Funding Corporation and affiliates, Residential Funding Securities Corporation and RFSC International Limited.

Residential Funding Mortgage Securities II, Inc.
Home Equity Loan Backed Term Notes, Seris 2000-HS1

RFMSII SERIES 2000-HS1, Class A


 Assumptions:    Balance         Coupon     Balance as of   Settlement    Accrued Days   Run to Call
               138,370,000       6.85%       09/01/2000     09/26/2000        FLAT           YES

              Prime = 9.50%, 1mo Libor = 6.62%, 15% CDR in all scenarios below.

------------------------------------------------------------------------------------------------------

        Price          15CPR          25CPR         35CPR          40CPR          45CPR         50CPR

------------------------------------------------------------------------------------------------------

     99.8437%          0.254          0.270         0.291          0.304          0.319         0.336
     99.8437%          0.253          0.268         0.288          0.301          0.315         0.330
     99.8516%          0.252          0.266         0.285          0.297          0.310         0.325
     99.8594%          0.251          0.264         0.282          0.294          0.306         0.320
     99.8672%          0.250          0.262         0.280          0.290          0.302         0.315
     99.8750%          0.248          0.260         0.277          0.287          0.298         0.310
     99.8828%          0.247          0.258         0.274          0.283          0.293         0.305
     99.8906%          0.246          0.256         0.271          0.279          0.289         0.300
     99.8984%          0.245          0.255         0.268          0.276          0.285         0.295
     99.9062%          0.244          0.253         0.265          0.272          0.281         0.290
     99.9141%          0.243          0.251         0.262          0.269          0.276         0.285
     99.9219%          0.241          0.249         0.259          0.265          0.272         0.280
     99.9297%          0.240          0.247         0.256          0.262          0.268         0.275
     99.9375%          0.239          0.245         0.253          0.258          0.264         0.270
     99.9453%          0.238          0.243         0.250          0.255          0.259         0.265
     99.9531%          0.237          0.241         0.247          0.251          0.255         0.260
     99.9609%          0.236          0.239         0.244          0.248          0.251         0.255
     99.9687%          0.234          0.237         0.241          0.244          0.247         0.250
     99.9766%          0.233          0.235         0.239          0.240          0.243         0.245
     99.9844%          0.232          0.234         0.236          0.237          0.238         0.240
     99.9922%          0.231          0.232         0.233          0.233          0.234         0.235
    100.0000%          0.230          0.230         0.230          0.230          0.230         0.230
    100.0078%          0.229          0.228         0.227          0.226          0.226         0.225
    100.0156%          0.227          0.226         0.224          0.223          0.221         0.220
    100.0234%          0.226          0.224         0.221          0.219          0.217         0.215
    100.0313%          0.225          0.222         0.218          0.216          0.213         0.210
    100.0391%          0.224          0.220         0.215          0.212          0.209         0.205
    100.0469%          0.223          0.218         0.212          0.209          0.205         0.200
    100.0547%          0.222          0.216         0.209          0.205          0.200         0.195
    100.0625%          0.220          0.215         0.206          0.202          0.196         0.190
    100.0703%          0.219          0.213         0.204          0.198          0.192         0.185
    100.0781%          0.218          0.211         0.201          0.194          0.188         0.180
    100.0859%          0.217          0.209         0.198          0.191          0.183         0.175
    100.0938%          0.216          0.207         0.195          0.187          0.179         0.170
    100.1016%          0.215          0.205         0.192          0.184          0.175         0.165
    100.1094%          0.213          0.203         0.189          0.180          0.171         0.160
    100.1172%          0.212          0.201         0.186          0.177          0.166         0.155
    100.1250%          0.211          0.199         0.183          0.173          0.162         0.150
    100.1328%          0.210          0.197         0.180          0.170          0.158         0.145
    100.1406%          0.209          0.195         0.177          0.166          0.154         0.140
    100.1484%          0.208          0.194         0.174          0.163          0.150         0.135
    100.1563%          0.206          0.192         0.171          0.159          0.145         0.130
    100.1641%          0.205          0.190         0.169          0.156          0.141         0.125

------------------------------------------------------------------------------------------------------

          WAL           9.44           5.20          3.12           2.50           2.05          1.69
 Modified Dur           6.53           3.99          2.60           2.15           1.80          1.51
 1st Pay Date       11/20/00       10/20/00      10/20/00       10/20/00       10/20/00      10/20/00
Last Pay Date        1/20/20        6/20/15      10/20/08        2/20/07        1/20/06       2/20/05


This information was prepared for informational purposes only. It is not an offer to buy or sell any MBS/ABS instrument. In the event of such offering, this information is deemed superseded & amended entirely by a Prospectus or Prospectus Supplement. It is not an official confirmation of terms and is based on information generally available to the public from sources believed to be reliable. No representation is made of accuracy or completeness or that any returns indicated will be achieved. Any changes to assumptions may have a material impact on returns. Past performance is not indicative of future results. The related security may only be transferred in accordance with U.S. or other relevant securities laws and according to the terms of such security. -- Residential Funding Corporation and affiliates, Residential Funding Securities Corporation and RFSC International Limited.

                Residential Funding Mortgage Securities II, Inc.
               Home Equity Loan Backed Term Notes, Series 2000-HS1




                                      GMAC RFC






                                 RFMSII 2000-HS1
                      [$ 138,370,000] 1 Mo LIBOR Term Notes
                  Variable Funding Notes - Not Discussed Herein





                   Residential Funding Securities Corporation
                                 as underwriter

Title of Securities:     Home Equity Loan Backed Term Notes, Series 2000-HS1


                      The Term Notes are being issued concurrently with Variable Funding Notes (collectively the "Notes") having an initial balance of $0.00. Although the Variable Funding Notes are not discussed herein, payments on the Variable Funding Notes will be supported by principal and interest collections, as described below.


Company:              Residential Funding Mortgage Securities II, Inc.

Master Servicer:      Residential Funding Corporation

Servicing Fee: 50 bps Primary Servicing per annum + 8 bps Master Servicing per annum


Indenture Trustee:    Chase Manhattan Bank


Pricing Date:         [September 8, 2000]

Settlement Date:             [September 26, 2000]

Term Note Ratings:           S&P            Fitch
                             ---            -----
                             AAA            AAA

Note Insurer:         AMBAC Assurance Corporation.


Collateral: Approximately $136,995,402 adjustable rate, primarily second lien revolving credit loans


Approximate Size:     [$138,370,000]

Cut-off Date                 September 1, 2000

Avg. Life to Call            [3.12 years]

Note Rate LIBOR + [ DM ], subject to a Net Rate Cap described below and a maximum of [17.25]%

Price                        PAR
Preliminary Spread Talk      [23-24 DM]
Yield to Maturity (CBE)      [6.95%]
Day Count                    Act/360
Expected Maturity            [December 20, 2015]
(at pricing speed)
Projected Call Date          [October 20, 2008]
Stated Maturity              [September 20, 2030]
Dated Date                   [September 26, 2000]

Initial Yield Tables:        Included with this memo

Pricing Speed:               35 CPR
Draw Rate:                   15 CDR




This information was prepared for informational purposes only. It is not an offer to buy or sell any MBS/ABS instrument. In the event of such offering, this information is deemed superseded & amended entirely by a Prospectus or Prospectus Supplement. The information herein supersedes any previous term sheet and computational materials. It is not an official confirmation of terms and is based on information generally available to the public from sources believed to be reliable. No representation is made of accuracy or completeness or that any returns indicated will be achieved. Any changes to assumptions may have a material impact on returns. Past performance is not indicative of future results. The related security may only be transferred in accordance with U.S. or other relevant securities laws and according to the terms of such security. -- Residential Funding Corporation and affiliates, Residential Funding Securities Corporation and RFSC International Limited.

Net Rate Cap: A rate equal to the weighted average net coupon rate (i.e. the weighted average coupon rate less [0.70%]) for the revolving credit loans for such Payment Date. Any shortfall between LIBOR + [ DM ] and the Net Rate Cap or maximum rate described above (whichever is less) will accrue interest at the applicable Note rate and will be paid on future payment dates. Basis risk shortfalls on the Notes will not be covered by the AMBAC Policy and may remain unpaid on the final payment date.



Payment Date: The 20th day of each month or, if such day is not a business day, the next succeeding business day, beginning on October 20, 2000.

Payment Delay:        0 days (interest)

Interest Accrual Period: With respect to the first distribution date, the actual number of days from the Settlement Date to one day preceding the first payment date and with respect to all other payment dates, the actual number of days from the preceding month's payment date to one day preceding such payment date.



Optional  Termination:  At its option,  on any payment  date when the  aggregate principal balance of the revolving credit loans is less than 10% of the Cut-off Date balance, the Master Servicer will have the right to purchase all the remaining revolving credit loans and thereby effect early retirement of the Notes.

Prospectus: The Term Notes will be offered pursuant to a Prospectus which includes a Prospectus Supplement (together, the "Prospectus"). Complete information with respect to the Notes and the Collateral is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Term Notes may not be consummated unless the purchaser has received the Prospectus.


ERISAConsideration:  The Term Notes are expected to be ERISA eligible.  However, investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of the Plan's acquisition and ownership of Term Notes.


SMMEA Consideration: The Term Notes will NOT be SMMEA eligible.


Taxation: For Federal income tax purposes, the Term Notes will be characterized as indebtedness of the issuer.




This information was prepared for informational purposes only. It is not an offer to buy or sell any MBS/ABS instrument. In the event of such offering, this information is deemed superseded & amended entirely by a Prospectus or Prospectus Supplement. The information herein supersedes any previous term sheet and computational materials. It is not an official confirmation of terms and is based on information generally available to the public from sources believed to be reliable. No representation is made of accuracy or completeness or that any returns indicated will be achieved. Any changes to assumptions may have a material impact on returns. Past performance is not indicative of future results. The related security may only be transferred in accordance with U.S. or other relevant securities laws and according to the terms of such security. -- Residential Funding Corporation and affiliates, Residential Funding Securities Corporation and RFSC International Limited.

                                CASH FLOWS/CREDIT ENHANCEMENT


I. Payment of Note Interest and Principal: The distribution amount on the pool will be paid in the following sequence:



1.      Servicing fees at 58 bps (including primary and master servicing)

2. Interest on the Notes, other than Basis Risk Shortfalls on the Notes that would be carried over and paid in #9 below

3. Principal Collections payable pro-rata to the Notes ("Principal Collection Distribution Amount")

4.      Realized Losses ("Liquidation Loss Distribution Amount")
5.      Insurance Policy Premium, plus any unpaid premium with interest
6.      Reimbursement of any prior draws, with interest, on insurance policy

7. Starting with the payment date in November 2000, pay as additional principal pro-rata to the Notes an amount (if any) necessary to bring the amount of collateralization up to the required overcollateralization amount ("Reserve Increase Amount")

8.      Other amounts, if any, owed to Credit Enhancer

9. Pay Notes, pro rata, any previously unpaid Basis Risk Shortfall, with interest thereon

10.     Any remaining amounts paid to Certificate holders


II.     Allocation of
    Principal Collections:

1. From September 26, 2000 until the Payment Date in October, 2005 ("Revolving Period") or until an "Amortization Event" occurs, principal collections, net of draws, will be allocated pro-rata among the Notes. If draws on the revolving credit loans exceed principal collections, the Notes will receive no principal payments. The net draw amount will be added to the balance of the Variable Funding Notes.

2. After the Revolving Period, all principal collections will be allocated pro-rata to the Notes. All draws will be added to the balance of the Variable Funding Notes.

Credit Enhancement:   1.    Excess Spread
                      2.  Overcollateralization

3.      The Ambac insurance policy




This information was prepared for informational purposes only. It is not an offer to buy or sell any MBS/ABS instrument. In the event of such offering, this information is deemed superseded & amended entirely by a Prospectus or Prospectus Supplement. The information herein supersedes any previous term sheet and computational materials. It is not an official confirmation of terms and is based on information generally available to the public from sources believed to be reliable. No representation is made of accuracy or completeness or that any returns indicated will be achieved. Any changes to assumptions may have a material impact on returns. Past performance is not indicative of future results. The related security may only be transferred in accordance with U.S. or other relevant securities laws and according to the terms of such security. -- Residential Funding Corporation and affiliates, Residential Funding Securities Corporation and RFSC International Limited.

        Excess Spread

               The interest due on the revolving credit loans is generally expected to be higher than the interest due on the Notes and other fees and expenses of the Trust, resulting in excess interest collections ("Excess Spread"), which will be available to fund distributions on the Notes, commencing with the Payment Date in November 2000. Such amount can vary over time based on the prepayment and default experience of the revolving credit loans. On each Payment Date, other than the first Payment Date, any Excess Spread from the related collection period will be available to cover losses and eliminate undercollateralization or build overcollateralization on such Payment Date.

        Overcollateralization


               As of the Closing Date,  the aggregate  principal  balance of the
               Notes will exceed the Cut-off Date Balance of the revolving credit loans by approximately $[1,374,598] (approximately [0.99]% of the Cut-off Date Balance), representing an initial undercollateralization of the Notes related to the revolving credit loans. On each Payment Date, commencing with the November 2000 payment date, the Reserve Increase Amount (available excess interest) will be used first, to eliminate this initial undercollateralization by reducing the aggregate principal balance of the Notes to an amount equal to the Pool Balance as of the end of the related Collection Period, and then to increase the overcollateralization until such amount is equal to the Reserve Amount Target. To the extent any undercollateralization exists after[ 9] months from the date of issuance, a draw will be made on the AMBAC insurance policy to reduce the remaining undercollateralization amount to zero.


               Prior to the stepdown date, the Reserve Amount Target is expected to be 1.75% of the Cut-off Date Balance. On or after the stepdown date, the Reserve Amount Target is expected to equal the greater of (a) 1.75% of the Cut-off Date Balance and (b) 3.50% of the then outstanding aggregate unpaid principal balance of the revolving credit loans, plus 50% of the outstanding principal balance of all revolving credit loans 90 or more days delinquent as of such Payment Date, subject to certain delinquency and loss triggers and subject to a floor of 0.50% of the Cut-off Date Balance.

        Policy


               The Ambac insurance policy will unconditionally and irrevocably guarantee: (a) current period interest on the Notes at the applicable note rate exclusive of basis risk shortfall, (b) the amount of any losses not covered by excess spread or overcollateralization, and (c) the payment of principal on the Notes by no later than their respective final scheduled maturity date. Although the policy will not cover basis risk shortfalls on the Notes; any basis risk shortfalls remaining unpaid from prior periods on the Notes will be paid, with interest thereon, from any future excess interest, to the extent available. The insurance policy is not revocable for any reason.




This information was prepared for informational purposes only. It is not an offer to buy or sell any MBS/ABS instrument. In the event of such offering, this information is deemed superseded & amended entirely by a Prospectus or Prospectus Supplement. The information herein supersedes any previous term sheet and computational materials. It is not an official confirmation of terms and is based on information generally available to the public from sources believed to be reliable. No representation is made of accuracy or completeness or that any returns indicated will be achieved. Any changes to assumptions may have a material impact on returns. Past performance is not indicative of future results. The related security may only be transferred in accordance with U.S. or other relevant securities laws and according to the terms of such security. -- Residential Funding Corporation and affiliates, Residential Funding Securities Corporation and RFSC International Limited.

                Residential Funding Mortgage Securities II, Inc.
              Home Equity Loan Backed Term Notes, Series 2000-HS1

                                   GMAC / RFC
                         RESIDENTIAL FUNDING CORPORATION





The following collateral description is based on a preliminary pool. The collateral / rep lines that were modeled for the yield tables are reasonable approximations of the final pool, based on the preliminary pool. The final pool will be available in September 2000. All information reported here is subject to a 10% + / - variance on the final collateral pool.








This information was prepared for informational purposes only. It is not an offer to buy or sell any MBS/ABS instrument. In the event of such offering, this information is deemed superseded & amended entirely by a Prospectus or Prospectus Supplement. The information herein supersedes any previous term sheet and computational materials. It is not an official confirmation of terms and is based on information generally available to the public from sources believed to be reliable. No representation is made of accuracy or completeness or that any returns indicated will be achieved. Any changes to assumptions may have a material impact on returns. Past performance is not indicative of future results. The related security may only be transferred in accordance with U.S. or other relevant securities laws and according to the terms of such security. -- Residential Funding Corporation and affiliates, Residential Funding Securities Corporation and RFSC International Limited.


Residential Funding Mortgage Securities II, Inc.
Home Equity Loan Backed Term Notes, Seris 2000-HS1

RFMSII SERIES 2000-HS1, Class A


 Assumptions:    Balance         Coupon     Balance as of   Settlement    Accrued Days   Run to Call
               138,370,000       6.85%       09/01/2000     09/26/2000        FLAT           YES

              Prime = 9.50%, 1mo Libor = 6.62%, 15% CDR in all scenarios below.

------------------------------------------------------------------------------------------------------

        Price          15CPR          25CPR         35CPR          40CPR          45CPR         50CPR

------------------------------------------------------------------------------------------------------

     99.8437%          0.254          0.270         0.291          0.304          0.319         0.336
     99.8437%          0.253          0.268         0.288          0.301          0.315         0.330
     99.8516%          0.252          0.266         0.285          0.297          0.310         0.325
     99.8594%          0.251          0.264         0.282          0.294          0.306         0.320
     99.8672%          0.250          0.262         0.280          0.290          0.302         0.315
     99.8750%          0.248          0.260         0.277          0.287          0.298         0.310
     99.8828%          0.247          0.258         0.274          0.283          0.293         0.305
     99.8906%          0.246          0.256         0.271          0.279          0.289         0.300
     99.8984%          0.245          0.255         0.268          0.276          0.285         0.295
     99.9062%          0.244          0.253         0.265          0.272          0.281         0.290
     99.9141%          0.243          0.251         0.262          0.269          0.276         0.285
     99.9219%          0.241          0.249         0.259          0.265          0.272         0.280
     99.9297%          0.240          0.247         0.256          0.262          0.268         0.275
     99.9375%          0.239          0.245         0.253          0.258          0.264         0.270
     99.9453%          0.238          0.243         0.250          0.255          0.259         0.265
     99.9531%          0.237          0.241         0.247          0.251          0.255         0.260
     99.9609%          0.236          0.239         0.244          0.248          0.251         0.255
     99.9687%          0.234          0.237         0.241          0.244          0.247         0.250
     99.9766%          0.233          0.235         0.239          0.240          0.243         0.245
     99.9844%          0.232          0.234         0.236          0.237          0.238         0.240
     99.9922%          0.231          0.232         0.233          0.233          0.234         0.235
    100.0000%          0.230          0.230         0.230          0.230          0.230         0.230
    100.0078%          0.229          0.228         0.227          0.226          0.226         0.225
    100.0156%          0.227          0.226         0.224          0.223          0.221         0.220
    100.0234%          0.226          0.224         0.221          0.219          0.217         0.215
    100.0313%          0.225          0.222         0.218          0.216          0.213         0.210
    100.0391%          0.224          0.220         0.215          0.212          0.209         0.205
    100.0469%          0.223          0.218         0.212          0.209          0.205         0.200
    100.0547%          0.222          0.216         0.209          0.205          0.200         0.195
    100.0625%          0.220          0.215         0.206          0.202          0.196         0.190
    100.0703%          0.219          0.213         0.204          0.198          0.192         0.185
    100.0781%          0.218          0.211         0.201          0.194          0.188         0.180
    100.0859%          0.217          0.209         0.198          0.191          0.183         0.175
    100.0938%          0.216          0.207         0.195          0.187          0.179         0.170
    100.1016%          0.215          0.205         0.192          0.184          0.175         0.165
    100.1094%          0.213          0.203         0.189          0.180          0.171         0.160
    100.1172%          0.212          0.201         0.186          0.177          0.166         0.155
    100.1250%          0.211          0.199         0.183          0.173          0.162         0.150
    100.1328%          0.210          0.197         0.180          0.170          0.158         0.145
    100.1406%          0.209          0.195         0.177          0.166          0.154         0.140
    100.1484%          0.208          0.194         0.174          0.163          0.150         0.135
    100.1563%          0.206          0.192         0.171          0.159          0.145         0.130
    100.1641%          0.205          0.190         0.169          0.156          0.141         0.125

------------------------------------------------------------------------------------------------------

          WAL           9.44           5.20          3.12           2.50           2.05          1.69
 Modified Dur           6.53           3.99          2.60           2.15           1.80          1.51
 1st Pay Date       11/20/00       10/20/00      10/20/00       10/20/00       10/20/00      10/20/00
Last Pay Date        1/20/20        6/20/15      10/20/08        2/20/07        1/20/06       2/20/05

This information was prepared for informational purposes only. It is not an offer to buy or sell any MBS/ABS instrument. In the event of such offering, this information is deemed superseded & amended entirely by a Prospectus or Prospectus Supplement. The information herein supersedes any previous term sheet and computational materials. It is not an official confirmation of terms and is based on information generally available to the public from sources believed to be reliable. No representation is made of accuracy or completeness or that any returns indicated will be achieved. Any changes to assumptions may have a material impact on returns. Past performance is not indicative of future results. The related security may only be transferred in accordance with U.S. or other relevant securities laws and according to the terms of such security. -- Residential Funding Corporation and affiliates, Residential Funding Securities Corporation and RFSC International Limited.

1. Portfolio Summary

Number of Loans: 3,819
Credit Line: $183,094,643.00
Current Balance: $136,995,402.51
Average Credit Line: $47,943.09
Minimum Credit Line: $8,900.00
Maximum Credit Line: $350,000.00
Average Current Balance: $35,872.06
Minimum Current Balance: $0.00
Maximum Current Balance: $290,000.00
WA Gross Coupon: 9.016%
Minimum Gross Coupon: 5.990%
Maximum Gross Coupon: 14.750%
WA Remaining Term: 214.53
Minimum Remaining Term: 112.00
Max Remaining Term: 353.00
WA CLTV: 81.2%
Minimum CLTV: 12.5%
Maximum CLTV: 100.0%
WA Credit Score: 722.90
Minimum Credit Score: 610.00
Maximum Credit Score: 818.00

Non-Zero Weighted Averages



2. Current Balance ($)

        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
                                                             % WA     % WA    % WA    % WA     WA
                                  $ Current    # of  % Cur   Gross    Net      Net    Gross   Roll    % WA
        Current Balance ($)        Balance    Loans   Bal   Coupon   Coupon  Margin  Ceiling  Month   CLTV
                                 ---------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        <= 24,999                  22,274,653  1,603   16.3   9.234    8.654   1.232  19.233    2.06   81.8
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        25,000 - 49,999            50,389,838  1,408   36.8   9.016    8.436   1.357    19.4   2.088   82.8
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        50,000 - 74,999            27,776,311    466   20.3   9.086    8.506   1.169  19.805   2.049   83.3
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        75,000 - 99,999            18,344,419    207   13.4   9.298    8.718   1.134  19.939   1.841     82
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        100,000 - 124,999           7,518,278     72    5.5    8.17     7.59   0.752  19.938   2.419   76.6
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        125,000 - 149,999           3,006,800     22    2.2   8.413    7.833   0.355  20.726   1.951   73.7
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        150,000 - 174,999           2,575,391     16    1.9   8.351    7.771    0.59   18.81   2.671   72.3
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        175,000 - 199,999           2,475,129     13    1.8   8.922    8.342   0.377  19.393   1.836   65.7
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        200,000 >=                  2,634,584     12    1.9   8.321    7.741   0.776  20.277   3.036   63.6
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        Total:                    136,995,403  3,819    100   9.016    8.436    1.17  19.592   2.082   81.2
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------


This information was prepared for informational purposes only. It is not an offer to buy or sell any MBS/ABS instrument. In the event of such offering, this information is deemed superseded & amended entirely by a Prospectus or Prospectus Supplement. The information herein supersedes any previous term sheet and computational materials. It is not an official confirmation of terms and is based on information generally available to the public from sources believed to be reliable. No representation is made of accuracy or completeness or that any returns indicated will be achieved. Any changes to assumptions may have a material impact on returns. Past performance is not indicative of future results. The related security may only be transferred in accordance with U.S. or other relevant securities laws and according to the terms of such security. --
Residential Funding  Corporation and affiliates,  Residential Funding Securities
Corporation and RFSC International Limited.


3. Documentation

        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
                                                             % WA     % WA    % WA    % WA     WA
                                  $ Current    # of  % Cur   Gross    Net      Net    Gross   Roll    % WA
        Documentation              Balance    Loans   Bal   Coupon   Coupon  Margin  Ceiling  Month   CLTV
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        Full Doc                  129,683,814  3,595   94.7    9.05     8.47     1.2  19.623   2.075   82.3
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        Stated Doc                  7,311,589    224    5.3   8.414    7.834   0.651  19.045   2.204   62.5
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        Total:                    136,995,403  3,819    100   9.016    8.436    1.17  19.592   2.082   81.2
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------



4. Fico Score

        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
                                                             % WA     % WA    % WA    % WA     WA
                                  $ Current    # of  % Cur   Gross    Net      Net    Gross   Roll    % WA
        Fico Score                 Balance    Loans   Bal   Coupon   Coupon  Margin  Ceiling  Month   CLTV
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        600 - 619                     244,914      5    0.2  12.346   11.766   2.266  21.939       1   84.6
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        620 - 639                   1,837,918     85    1.3   9.296    8.716   2.672  18.932   2.019   79.1
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        640 - 659                   7,050,118    225    5.1   9.249    8.669   2.314  19.402   2.316   83.9
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        660 - 679                  10,735,599    301    7.8   9.275    8.695   2.334  19.611   1.983   84.4
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        680 - 699                  21,792,136    583   15.9   9.406    8.826   1.219  19.876   2.032   82.1
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        700 - 719                  21,970,128    549     16   9.016    8.436   1.085  19.551   2.175   79.8
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        720 - 739                  23,079,682    645   16.8   9.157    8.577    1.01  19.696   2.075   83.6
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        740 - 759                  21,432,663    598   15.6     8.8     8.22   0.856  19.555   2.084     81
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        760 - 779                  18,492,139    524   13.5   8.637    8.057   0.739  19.539   1.991   77.9
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        780 - 799                   8,585,321    263    6.3   8.519    7.939   0.757  19.204   2.067     79
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        800 >=                      1,774,784     41    1.3   8.123    7.543   0.694  19.103    2.53   76.7
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        Total:                    136,995,403  3,819    100   9.016    8.436    1.17  19.592   2.082   81.2
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------



This information was prepared for informational purposes only. It is not an offer to buy or sell any MBS/ABS instrument. In the event of such offering, this information is deemed superseded & amended entirely by a Prospectus or Prospectus Supplement. The information herein supersedes any previous term sheet and computational materials. It is not an official confirmation of terms and is based on information generally available to the public from sources believed to be reliable. No representation is made of accuracy or completeness or that any returns indicated will be achieved. Any changes to assumptions may have a material impact on returns. Past performance is not indicative of future results. The related security may only be transferred in accordance with U.S. or other relevant securities laws and according to the terms of such security. --
Residential Funding  Corporation and affiliates,  Residential Funding Securities
Corporation and RFSC International Limited.




5. Gross Interest Rate

        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
                                                             % WA     % WA    % WA    % WA     WA
                                  $ Current    # of  % Cur   Gross    Net      Net    Gross   Roll    % WA
        Gross Interest Rate        Balance    Loans   Bal   Coupon   Coupon  Margin  Ceiling  Month   CLTV
                                 ---------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        <= 7.999                   29,488,791    751   21.5    5.99     5.41   1.272  18.501   1.544   81.6
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        8.000 - 8.499                  37,623      1      0    8.25     7.67    0.42      18       1     75
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        8.500 - 8.999              53,845,928  1,533   39.3     8.5     7.92    1.16  19.523   3.385   80.4
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        9.500 - 9.999              11,209,282    271    8.2    9.57     8.99  -0.496   22.35   1.023   71.4
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        10.000 - 10.499             8,053,025    221    5.9  10.127    9.547   0.067  20.336    1.11   70.2
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        10.500 - 10.999             6,534,941    194    4.8  10.628   10.048   0.548  20.802   1.053   75.7
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        11.000 - 11.499             5,784,427    191    4.2  11.175   10.595   1.095  19.957   1.114   82.9
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        11.500 - 11.999             4,700,379    146    3.4  11.618   11.038   1.546  19.242   1.158     88
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        12.000 - 12.499             6,404,276    189    4.7   12.18     11.6     2.1  18.985   1.061   94.7
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        12.500 - 12.999             3,277,346    102    2.4  12.663   12.083   2.583  19.303    1.04   92.6
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        13.000 - 13.499             4,430,833    115    3.2  13.217   12.637   3.137  18.935   1.038   95.9
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        13.500 - 13.999             1,733,704     57    1.3  13.671   13.091   3.591    18.7   1.045   95.4
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        14.000 - 14.499             1,101,940     31    0.8  14.072   13.492   3.992  19.738   1.045   94.6
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        14.500 - 14.999               392,909     17    0.3  14.525   13.945   4.445  18.639   1.126     90
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        Total:                    136,995,403  3,819    100   9.016    8.436    1.17  19.592   2.082   81.2
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------



6. CLTV

        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
                                                             % WA     % WA    % WA    % WA     WA
                                  $ Current    # of  % Cur   Gross    Net      Net    Gross   Roll    % WA
        CLTV                       Balance    Loans   Bal   Coupon   Coupon  Margin  Ceiling  Month   CLTV
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        0.01 - 50.00                5,721,534    154    4.2   8.562    7.982   0.369  19.694   1.949   39.6
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        50.01 - 60.00               6,314,159    148    4.6    8.47     7.89   0.192  19.671   2.213   55.5
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        60.01 - 70.00              12,371,969    301      9   8.794    8.214   0.245  19.925    2.11   65.7
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        70.01 - 80.00              39,333,773  1,076   28.7   8.674    8.094   0.149  20.197   2.095     77
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        80.01 - 85.00               6,720,727    197    4.9   8.994    8.414   1.618  19.515   1.985     83
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        85.01 - 90.00              33,165,784  1,028   24.2   8.825    8.245   1.576  19.208   2.137   89.2
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        90.01 - 95.00              23,515,101    649   17.2   8.903    8.323    2.45  19.031   2.301   94.3
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        95.01 - 100.00              9,852,357    266    7.2  12.204   11.624   2.777  19.319    1.35   99.2
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        Total:                    136,995,403  3,819    100   9.016    8.436    1.17  19.592   2.082   81.2
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------



This information was prepared for informational purposes only. It is not an offer to buy or sell any MBS/ABS instrument. In the event of such offering, this information is deemed superseded & amended entirely by a Prospectus or Prospectus Supplement. The information herein supersedes any previous term sheet and computational materials. It is not an official confirmation of terms and is based on information generally available to the public from sources believed to be reliable. No representation is made of accuracy or completeness or that any returns indicated will be achieved. Any changes to assumptions may have a material impact on returns. Past performance is not indicative of future results. The related security may only be transferred in accordance with U.S. or other relevant securities laws and according to the terms of such security. --
Residential Funding  Corporation and affiliates,  Residential Funding Securities
Corporation and RFSC International Limited.



7. Gross Ceiling Rate

        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
                                                             % WA     % WA    % WA    % WA     WA
                                  $ Current    # of  % Cur   Gross    Net      Net    Gross   Roll    % WA
        Gross Ceiling Rate         Balance    Loans   Bal   Coupon   Coupon  Margin  Ceiling  Month   CLTV
                                 ---------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        <= 10.000                     193,798      7    0.1   9.208    8.628   2.314      10       1   94.5
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        13.751 - 14.000               456,661     13    0.3  10.095    9.515   1.855      14   1.748   85.7
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        15.751 - 16.000               486,008     15    0.4   9.857    9.277    1.15      16   2.624     84
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        17.751 - 18.000            98,142,734  2,804   71.6   8.827    8.247   1.329      18    2.11     82
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        19.751 - 20.000                54,700      2      0     8.5     7.92   1.117      20   4.282   89.3
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        20.001 >=                  37,661,502    978   27.5   9.485    8.905   0.744  23.869    2.01   79.1
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        Total:                    136,995,403  3,819    100   9.016    8.436    1.17  19.592   2.082   81.2
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------



8. Net Margin Rate

        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
                                                             % WA     % WA    % WA    % WA     WA
                                  $ Current    # of  % Cur   Gross    Net      Net    Gross   Roll    % WA
        Net Margin Rate            Balance    Loans   Bal   Coupon   Coupon  Margin  Ceiling  Month   CLTV
                                 ---------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        <= 0.250                   37,664,998    950   27.5   8.717    8.137  -0.208  20.542   2.003   70.4
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        0.251 - 0.750              18,945,893    563   13.8   8.532    7.952   0.463  19.557    2.24     71
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        0.751 - 1.250              20,193,770    608   14.7   8.608    8.028   0.964  19.263   2.186   81.5
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        1.251 - 1.750              19,898,931    535   14.5   8.795    8.215   1.493  19.286   2.237   88.1
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        1.751 - 2.250              13,094,367    383    9.6   9.482    8.902   2.033  18.801   1.887   92.7
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        2.251 - 2.750              10,240,690    290    7.5   9.382    8.802   2.521  19.198   1.996   90.5
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        2.751 - 3.250               8,463,103    222    6.2  10.453    9.873   3.089  19.095   1.796   94.4
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        3.251 - 3.750               5,255,054    160    3.8   9.981    9.401     3.5  19.019   2.338   93.3
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        3.751 - 4.250               2,483,615     80    1.8  10.584   10.004    3.96  19.486   1.897   93.8
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        4.251 - 4.750                 613,294     25    0.4  12.611   12.031   4.424  18.959   1.971   91.2
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        4.751 - 5.250                 100,100      2    0.1     8.5     7.92    4.92      18   1.191     94
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        5.251 - 5.750                  41,587      1      0     8.5     7.92    5.42      18       1     87
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        Total:                    136,995,403  3,819    100   9.016    8.436    1.17  19.592   2.082   81.2
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------



This information was prepared for informational purposes only. It is not an offer to buy or sell any MBS/ABS instrument. In the event of such offering, this information is deemed superseded & amended entirely by a Prospectus or Prospectus Supplement. The information herein supersedes any previous term sheet and computational materials. It is not an official confirmation of terms and is based on information generally available to the public from sources believed to be reliable. No representation is made of accuracy or completeness or that any returns indicated will be achieved. Any changes to assumptions may have a material impact on returns. Past performance is not indicative of future results. The related security may only be transferred in accordance with U.S. or other relevant securities laws and according to the terms of such security. --
Residential Funding  Corporation and affiliates,  Residential Funding Securities
Corporation and RFSC International Limited.



9. Occupancy Status

        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
                                                             % WA     % WA    % WA    % WA     WA
                                  $ Current    # of  % Cur   Gross    Net      Net    Gross   Roll    % WA
        Occupancy Status           Balance    Loans   Bal   Coupon   Coupon  Margin  Ceiling  Month   CLTV
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        Primary                   135,908,494  3,778   99.2   9.003    8.423   1.165  19.587   2.085   81.3
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        Second Home                   328,978     15    0.2   8.688    8.108   0.496   19.11   2.338   70.8
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        Investment                    757,931     26    0.6  11.594   11.014   2.354  20.702   1.552   81.4
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        Total:                    136,995,403  3,819    100   9.016    8.436    1.17  19.592   2.082   81.2
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------

10. Credit Line

        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
                                                             % WA     % WA    % WA    % WA     WA
                                  $ Current    # of  % Cur   Gross    Net      Net    Gross   Roll    % WA
        Credit Line                Balance    Loans   Bal   Coupon   Coupon  Margin  Ceiling  Month   CLTV
                                 ---------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        <= 25,000                  14,488,619    963   10.6   9.133    8.553    1.51  19.009   2.109   83.6
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        25,001 - 100,000          106,533,258  2,710   77.8   9.064    8.484   1.227  19.623   2.052   82.6
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        100,001 - 200,000          14,191,018    137   10.4    8.63     8.05   0.416  20.154   2.264   71.5
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        200,001 - 252,700           1,035,584      6    0.8   7.715    7.135   0.682      18   2.859   66.1
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        252,701 - 300,000             564,275      2    0.4   8.668    8.088   2.062      18   1.486   49.7
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        300,001 - 400,000             182,649      1    0.1      10     9.42  -0.080      18       1   56.2
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        Total:                    136,995,403  3,819    100   9.016    8.436    1.17  19.592   2.082   81.2
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------

11. Product Type

        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
                                                             % WA     % WA    % WA    % WA     WA
                                  $ Current    # of  % Cur   Gross    Net      Net    Gross   Roll    % WA
        Product Type               Balance    Loans   Bal   Coupon   Coupon  Margin  Ceiling  Month   CLTV
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        15 Year Balloon            52,187,371  1,354   38.1   9.401    8.821   0.846  22.205   2.104   79.2
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        15 Year Term               40,723,703  1,157   29.7   9.213    8.633   1.767  17.981   1.998   85.5
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        25 Year Term               44,045,145  1,307   32.2   8.374    7.794   1.002  17.985   2.136   79.7
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        30 Year Term                   39,184      1      0    13.5    12.92    3.42      18       1     95
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        Total:                    136,995,403  3,819    100   9.016    8.436    1.17  19.592   2.082   81.2
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------


This information was prepared for informational purposes only. It is not an offer to buy or sell any MBS/ABS instrument. In the event of such offering, this information is deemed superseded & amended entirely by a Prospectus or Prospectus Supplement. The information herein supersedes any previous term sheet and computational materials. It is not an official confirmation of terms and is based on information generally available to the public from sources believed to be reliable. No representation is made of accuracy or completeness or that any returns indicated will be achieved. Any changes to assumptions may have a material impact on returns. Past performance is not indicative of future results. The related security may only be transferred in accordance with U.S. or other relevant securities laws and according to the terms of such security. --
Residential Funding  Corporation and affiliates,  Residential Funding Securities
Corporation and RFSC International Limited.




12. Property Type

        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
                                                             % WA     % WA    % WA    % WA     WA
                                  $ Current    # of  % Cur   Gross    Net      Net    Gross   Roll    % WA
        Property Type              Balance    Loans   Bal   Coupon   Coupon  Margin  Ceiling  Month   CLTV
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        Single Family             105,926,081  2,965   77.3   9.073    8.493    1.11  19.672     2.1   80.5
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        Townhouse                     788,122     26    0.6   9.416    8.836   1.364  18.405   1.504   77.8
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        Condo                       5,802,234    184    4.2   9.255    8.675   1.497  19.194   2.138   83.9
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        Manufactured Housing           70,554      3    0.1   7.687    7.107   0.677      18   3.028   85.7
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        Planned Unit Development   23,032,955    598   16.8   8.604    8.024   1.332  19.395   2.043   84.1
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        Mobile Home                    29,608      1      0     8.5     7.92    0.42      18       1     80
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        2 - 4 Family Units          1,216,964     38    0.9  10.457    9.877   1.654  19.131    1.47   81.4
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        Other                         128,884      4    0.1  10.011    9.431     2.1  19.757   1.078   84.2
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        Total:                    136,995,403  3,819    100   9.016    8.436    1.17  19.592   2.082   81.2
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------



13. States

        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
                                                             % WA     % WA    % WA    % WA     WA
                                  $ Current    # of  % Cur   Gross    Net      Net    Gross   Roll    % WA
        States                     Balance    Loans   Bal   Coupon   Coupon  Margin  Ceiling  Month   CLTV
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        CA                         60,446,528  1,407   44.1   9.046    8.466   1.082  19.998   1.833   80.8
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        NJ                         10,001,860    305    7.3   8.848    8.268   0.976  19.712   3.018   79.3
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        CO                          7,864,259    212    5.7   8.857    8.277   1.003  18.018   2.238     81
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        GA                          6,703,660    221    4.9   8.602    8.022   1.627  19.113   1.759     88
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        FL                          6,494,047    227    4.7   8.862    8.282   1.526  18.023   1.816   83.8
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        MI                          5,063,518    147    3.7   8.856    8.276   1.721      18   2.502     79
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        MA                          4,568,354    120    3.3   8.915    8.335   1.092      18   2.148   78.3
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        UT                          4,378,678    151    3.2   9.107    8.527   1.204  18.909   2.498   78.5
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        NY                          4,030,699    103    2.9   9.117    8.537   1.119  19.956   2.167   78.4
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        WA                          3,211,048     95    2.3   9.363    8.783   1.527  21.212   1.732   83.3
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        AZ                          3,157,006     94    2.3   8.732    8.152   1.428  22.223   2.323   81.8
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        Other                      21,075,744    737   15.4    9.26     8.68   1.119  19.745    2.28   82.5
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        Total:                    136,995,403  3,819    100   9.016    8.436    1.17  19.592   2.082   81.2
        ----------------------------------------------------------------------------------------------------




This information was prepared for informational purposes only. It is not an offer to buy or sell any MBS/ABS instrument. In the event of such offering, this information is deemed superseded & amended entirely by a Prospectus or Prospectus Supplement. The information herein supersedes any previous term sheet and computational materials. It is not an official confirmation of terms and is based on information generally available to the public from sources believed to be reliable. No representation is made of accuracy or completeness or that any returns indicated will be achieved. Any changes to assumptions may have a material impact on returns. Past performance is not indicative of future results. The related security may only be transferred in accordance with U.S. or other relevant securities laws and according to the terms of such security. -- Residential Funding Corporation and affiliates, Residential Funding Securities Corporation and RFSC International Limited.